Media Contact:	Bunge News Bureau Bunge 636-292-3022 news@bunge.com

Investor Contact:	Ruth Ann Wisener Bunge Limited 636-292-3014 Ruthann.wisener@bunge.com

Bunge Announces Reporting Segment Changes

St. Louis, MO – April 27, 2021 – Bunge Limited (NYSE:BG) announced today that it has changed its segment reporting to align with the Company's new value chain operating structure.
Beginning with the first quarter 2021, Bunge will report Core Segment results as follows: Agribusiness, which includes processing and merchandising; Refined and Specialty Oils; and Milling. Bunge will also continue to report Corporate and Other results and Non-core Segment results, which is made up of Sugar & Bioenergy.
The primary changes are elimination of the fertilizer reporting segment, the results of which are now included in the processing component of the Agribusiness reporting segment, the realignment of grains and oilseeds operations into processing and merchandising, as well as other immaterial reclassifications between Core and Corporate and Other segments.
The segment reporting changes reflect a corresponding change in how the Company’s Chief Executive Officer (its chief operating decision maker) reviews financial information in order to allocate resources and assess performance.
In conjunction with this change, certain prior year amounts have been recast to conform to the new segment reporting structure. These changes have no impact on previously-reported consolidated balance sheets, statements of income (loss), comprehensive income (loss), changes in equity or cash flows.
To illustrate the impact of the new segment reporting structure, the recast of certain financial information for the four quarters and fiscal year ended 2020, together with the corresponding financial information previously reported, accompanies this press release.

Financial Highlights

	Year Ended December 31, 2020
(US$ in millions)	Q1	Q2	Q3	Q4	Total
Total Segment EBIT (a)	$(170)	$738	$351	$714	$1,633
Total Mark-to-market timing differences (b)	410	(385)	161	4	190
Total Certain gains & (charges) (c)	5	66	—	(135)	(64)
Adjusted Total Segment EBIT (a)	$245	$419	$512	$583	$1,759

Adjusted EBIT, restated for Reporting Segment change
Agribusiness	$264	$495	$485	$498	$1,742
Processing	209	347	413	335	1,304
Merchandising	55	148	72	163	438
Refined & Specialty Oils	67	48	67	112	294
Milling	23	21	28	26	98
Adjusted Core Segment EBIT	$354	$564	$580	$636	$2,134

Corporate & Other	(59)	(57)	(92)	(80)	(288)
Corporate	(67)	(58)	(93)	(83)	(301)
Ventures and Other	8	1	1	3	13
Adjusted Corporate & Other EBIT	$(59)	$(57)	$(92)	$(80)	$(288)

Sugar & Bioenergy	(50)	(88)	24	27	(87)
Adjusted Non-core Segment EBIT	$(50)	$(88)	$24	$27	$(87)

Adjusted Total Segment EBIT	$245	$419	$512	$583	$1,759

Adjusted EBIT, as originally reported
Agribusiness	$258	$465	$467	$474	$1,664
Oilseeds	143	241	392	275	1,051
Grains	115	224	75	199	613
Edible Oils	66	48	67	113	294
Milling	23	26	18	18	85
Fertilizer	5	19	29	32	85
Adjusted Core Segment EBIT	$352	$558	$581	$637	$2,128

Corporate & Other	(57)	(54)	(92)	(79)	(282)
Corporate	(65)	(56)	(94)	(81)	(296)
Ventures and Other	8	2	2	2	14
Adjusted Corporate & Other EBIT	$(57)	$(54)	$(92)	$(79)	$(282)

Sugar & Bioenergy	(50)	(85)	23	25	(87)
Adjusted Non-core Segment EBIT	$(50)	$(85)	$23	$25	$(87)

Adjusted Total Segment EBIT	$245	$419	$512	$583	$1,759
(a)    Total Segment earnings before interest and tax ("Total Segment EBIT") and Adjusted Total Segment EBIT are non-GAAP financial measures. Reconciliations to the most directly comparable U.S. GAAP measures are included below.
(b)    Mark-to-market timing impact of certain commodity and freight contracts, readily marketable inventories, and related hedges associated with committed future operating capacity. See Bunge’s previously issued 2020 Quarterly Earnings Press Releases for details.
(c)    Certain gains & (charges) included in Total Segment EBIT. See Additional Financial Information in Bunge’s previously issued 2020 Quarterly Earnings Press Releases for details.

Supplemental Highlights: Mark-to-Market Timing Differences

	Year Ended December 31, 2020
(US$ in millions)	Q1	Q2	Q3	Q4	Total
Mark-to-Market timing differences, restated for Reporting Segment change
Agribusiness	$385	$(378)	$168	$7	$182
Processing	264	(301)	178	96	237
Merchandising	121	(77)	(10)	(89)	(55)
Refined & Specialty Oils	20	(3)	(9)	(9)	(1)
Milling	5	(4)	2	6	9
Total Mark-to-market timing differences	$410	$(385)	$161	$4	$190

Mark-to-Market timing differences, as originally reported
Agribusiness	$385	$(378)	$168	$7	$182
Oilseeds	295	(303)	162	42	196
Grains	90	(75)	6	(35)	(14)
Edible Oils	20	(3)	(9)	(9)	(1)
Milling	5	(4)	2	6	9
Total Mark-to-market timing differences	$410	$(385)	$161	$4	$190

Definition and Reconciliation of Non-GAAP Measures
This press release contains certain “non-GAAP financial measures” as defined in Regulation G of the Securities Exchange Act of 1934. Bunge has reconciled these non-GAAP financial measures to the most directly comparable U.S. GAAP measures below. These measures may not be comparable to similarly titled measures used by other companies.
Total Segment EBIT and Adjusted Total Segment EBIT
Bunge uses segment earnings before interest and tax (“Segment EBIT”) to evaluate the operating performance of its individual segments. Segment EBIT excludes EBIT attributable to noncontrolling interests. Bunge also uses Core Segment EBIT, Non-Core Segment EBIT and Total Segment EBIT to evaluate the operating performance of Bunge’s Core reportable segments, Non-Core reportable segments, and Total reportable segments together with its corporate and other activities, respectively. Core Segment EBIT is the aggregate of the earnings before interest and taxes of each of Bunge’s Agribusiness, Refined and Specialty Oils, and Milling segments. Non-Core Segment EBIT is the earnings before interest and taxes of Bunge’s Sugar & Bioenergy segment. Total Segment EBIT is the aggregate of the earnings before interest and taxes of Bunge’s Core and Non-Core reportable segments, together with its corporate and other activities.
Adjusted Core Segment EBIT, Adjusted Non-Core Segment EBIT, and Adjusted Total Segment EBIT, are calculated by excluding temporary mark-to-market timing differences and certain gains and (charges) from Core Segment EBIT, Non-Core Segment EBIT, and Total Segment EBIT, respectively.

Core Segment EBIT, Non-Core Segment EBIT, Total Segment EBIT, Adjusted Core Segment EBIT, Adjusted Non-Core Segment EBIT, and Adjusted Total Segment EBIT are non-GAAP financial measures and are not intended to replace Net income (loss) attributable to Bunge, the most directly comparable U.S. GAAP financial measure. Bunge’s management believes these non-GAAP measures are a useful measure of its reportable segments’ operating profitability, since the measures allow for an evaluation of segment performance without regard to their financing methods or capital structure. For this reason, operating performance measures such as these non-GAAP measures are widely used by analysts and investors in Bunge’s industries. These non-GAAP measures are not a measure of consolidated operating results under U.S. GAAP and should not be considered as an alternative to net income (loss) or any other measure of consolidated operating results under U.S. GAAP.
Below is a reconciliation of Net income attributable to Bunge to Total Segment EBIT, and Adjusted Total Segment EBIT, restated, for the four quarters and fiscal year ended 2020:

	Year Ended December 31, 2020
(US$ in millions)	Q1	Q2	Q3	Q4	Total
Net income (loss) attributable to Bunge	$(184)	$516	$262	$551	$1,145
Interest income	(7)	(6)	(5)	(4)	(22)
Interest expense	77	62	56	70	265
Income tax expense (benefit)	(55)	168	38	97	248
Noncontrolling interest share of interest and tax	(1)	(2)	—	—	(3)
Total Segment EBIT	(170)	738	351	714	1,633
Total Mark-to-market timing differences	410	(385)	161	4	190
Total Certain gains & (charges)	5	66	—	(135)	(64)
Adjusted Total Segment EBIT	$245	$419	$512	$583	$1,759

Adjusted Core Segment EBIT	354	564	580	636	2,134
Adjusted Corporate & Other EBIT	(59)	(57)	(92)	(80)	(288)
Adjusted Non-core Segment EBIT	(50)	(88)	24	27	(87)
Adjusted Total Segment EBIT	$245	$419	$512	$583	$1,759

About Bunge Limited

At Bunge, our purpose is to connect farmers to consumers to deliver essential food, feed and fuel to the world. With more than two centuries of experience, unmatched global scale and deeply rooted relationships, we work to put quality food on the table, increase sustainability where we operate, strengthen global food security, and help communities prosper. As the world’s leader in oilseed processing and a leading producer and supplier of specialty plant-based oils and fats, we value our partnerships with farmers to improve the productivity and environmental efficiency of agriculture across our value chains and to bring quality products from where they’re grown to where they’re consumed. At the same time, we collaborate with our customers to create and reimagine the future of food, developing tailored and innovative solutions to meet evolving dietary needs and trends in every part of the world. Our Company is headquartered in St. Louis, Missouri, and we have more than 23,000 dedicated employees working across more than 350 facilities located in more than 40 countries.

Website Information

We routinely post important information for investors on our website, www.bunge.com, in the "Investors" section. We may use this website as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD. Accordingly, investors should monitor the Investors section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations and webcasts. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document.
Cautionary Statement Concerning Forward-Looking Statements

This press release contains both historical and forward-looking statements. All statements, other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include our expectations regarding industry trends and our future financial performance, the completion and timing of acquisitions and dispositions, our assumptions and expectations for efficiency initiatives and similar statements that are not historical facts. These forward-looking statements reflect our current expectations and projections about our future results, performance, prospects and opportunities. We have tried to identify these forward-looking statements by using words including "may," "will," "should," "could," "expect," "anticipate," "believe," "plan," "intend," "estimate," "continue" and similar expressions. These forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause our actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. These factors include the risks, uncertainties, trends and other factors described in our Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports) and include: the impacts of the COVID-19 pandemic and other pandemic outbreaks; the effect of weather conditions and the impact of crop and animal disease on our business; the impact of global and regional economic, agricultural, financial and commodities market, political, social and health conditions; changes in governmental policies and laws affecting our business, including agricultural and trade policies, financial markets regulation and environmental, tax and biofuels regulation; the impact of seasonality; the impact of government policies and regulations; the outcome of pending regulatory and legal proceedings; our ability to complete, integrate and benefit from acquisitions, divestitures, joint ventures and strategic alliances; the impact of industry conditions, including fluctuations in supply, demand and prices for agricultural commodities and other raw materials and products that we sell and use in our business, fluctuations in energy and freight costs and competitive developments in our industries; the effectiveness of our capital allocation plans, funding needs and financing sources; the effectiveness of our risk management strategies; operational risks, including industrial accidents, natural disasters and cybersecurity incidents; changes in foreign exchange policy or rates; and other factors affecting our business generally. The forward-looking statements included in this release are made only as of the date of this release, and except as otherwise required by federal securities law, we do not have any obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.